UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 11, 2010

INTERMUNE, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

0-29801	94-3296648
(Commission File Number)	(IRS Employer Identification Number)

3280 Bayshore Boulevard

Brisbane, CA 94005

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (415) 466-2200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On January 11, 2010, InterMune, Inc. provided an update on its development program for protease inhibitor RG7227, which it formerly referred to as ITMN-191, for the treatment of patients chronically infected with the hepatitis C virus, or HCV, and reported preliminary, top-line results from two cohorts of the Phase 1b, 15-day study of low-dose RG7227 co-administered with low-dose ritonavir and standard of care, or SOC, in patients with chronic HCV. Specifically, InterMune reported that the majority of patients given ritonavir with 100mg RG7227 twice-daily or 200mg RG7227 once daily were HCV RNA negative at the end of therapy. The ritonavir-boosted regimen provided a more favorable pharmacokinetic profile than what has been previously observed for 900mg RG7227 administered twice daily with SOC but without ritonavir. In view of these data, InterMune’s plan is that the development of RG7227 will be in combination with ritonavir.

Based on clinical results, InterMune’s plan is that the development of RG7227 will be in combination with low-dose ritonavir. Accordingly, the previously planned 24-week un-boosted part of the on-going Phase 2b triple combination study will now be replaced with a Phase 2b ritonavir-boosted study that is expected to begin in third quarter of 2010. As a result of not conducting Part B of the Phase 2b study, the company will un-blind the Part A 12-week cohorts earlier than originally planned and expects to provide both 4-week RVR data and 12-week EVR data late in the first quarter or early in the second quarter of 2010. In addition, the companies plan to amend the on-going Phase 1b MAD 15-day ritonavir boosting study to evaluate 12 weeks of RG7227 ritonavir-boosted therapy plus SOC.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of section 21E of the Securities Exchange Act of 1934, as amended, that reflect InterMune’s judgment and involve risks and uncertainties as of the date of this release, including without limitation the statements related to anticipated product development timelines, the dates on which clinical data will be released and intended changes to certain of InterMune’s clinical studies. All forward-looking statements and other information included in Current Report are based on information available to InterMune as of the date hereof, and InterMune assumes no obligation to update any such forward-looking statements or information. InterMune’s actual results could differ materially from those described in InterMune’s forward-looking statements.

Factors that could cause or contribute to such differences include, but are not limited to, those discussed in detail under the heading “Risk Factors” in InterMune’s most recent annual report on Form 10-K filed with the Securities and Exchange Commission, or SEC, on March 16, 2009, or the Form 10-K, and other periodic reports filed with the SEC, including the following: (i) risks related to the long, expensive and uncertain clinical development and regulatory process, including having no unexpected safety, toxicology, clinical or other issues or delays in anticipated timing of the regulatory approval process; (ii) risks related to failure to achieve the clinical trial results required to commercialize our product candidates; and (iii) risks related to timely patient enrollment and retention in clinical trials. The risks and other factors discussed above should be considered only in connection with the fully discussed risks and other factors discussed in detail in the Form 10-K and InterMune’s other periodic reports filed with the SEC,

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
99.1	Press release dated January 11, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 11, 2010	INTERMUNE, INC.

	By:	/S/ JOHN C. HODGMAN
John C. Hodgman
Senior Vice President of Finance Administration and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release dated January 11, 2010.